UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2022
Annual Report
to Shareholders
DWS CROCI® International Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
20	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights
30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
51	Board Members and Officers
57	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS CROCI® International Fund

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS CROCI® International Fund	|	3

Letter to Shareholders
Dear Shareholder:
Financial markets experienced several negative impacts which began in late February with the Russia-Ukraine war and have continued through the second quarter due to volatility in energy, rise in inflation, pressure on supply chains, and slower corporate earnings growth. Global monetary authorities have moved aggressively to tame inflation which in turn has created a swift decline in equity and fixed income markets. While our portfolio managers do believe markets will stabilize in the near term, the longer-term effects of these headwinds remain uncertain. De-globalization and a desire for energy independence across Europe and North America may continue to push prices upwards, and we expect inflation will remain higher than average over the next decade.
In periods such as this, real capital preservation becomes more challenging. Our portfolio managers continue to assess risks and form opinions on how these headwinds may impact investment portfolios over multiple time horizons. Yields for bonds can be impacted by economic risks, rising inflation, and slowing monetary support. We expect a moderate rise in government bond yields while short term spread widening may offer potential over the next year. For equities, we expect continued volatility in the short-term, however we do have a favorable view on companies with solid balance sheets and business models over a twelve-month horizon. We believe alternatives such as real estate, infrastructure and commodities may help in preserving capital given pricing power and correlation to inflation.
In our view, the current environment underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds. Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,

Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS CROCI® International Fund

Portfolio Management Review(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
Management Process
Portfolio management selects stocks of companies that it believes offer economic value utilizing the Cash Return on Capital Invested (CROCI®) strategy as the primary factor, in addition to other factors. Under the CROCI® strategy, economic value is measured using various metrics such as the CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio). The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio. The CROCI® Economic P/E Ratio and other CROCI® metrics may be adjusted from time to time. The CROCI® strategy may apply other measures of company valuation, as determined by the CROCI® Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI® strategy in selecting investments.
Portfolio management selects stocks primarily from a universe consisting of the largest companies in developed markets outside North America represented in the CROCI® Investment Strategy and Valuation Group’s database of companies evaluated using the CROCI® strategy. Generally, this database has included approximately 400 stocks from developed markets outside of North America.
Portfolio management periodically reviews and adjusts the Fund’s portfolio in order to maintain the desired balance between return potential and various risk factors, such as, without limitation: style, size, country and idiosyncratic risks. Portfolio management may refer to the output of various optimization tools and other portfolio construction techniques in order to help control for tax efficiency, unwanted portfolio exposure to the risk factors specified above versus the benchmark, as well as undesired levels of portfolio turnover, and other factors.
The Fund returned –20.71% in the 12-month period that ended on August 31, 2022, underperforming the –13.91% return for the MSCI EAFE Value Index.

DWS CROCI® International Fund	|	5

International stocks suffered poor performance and high volatility over the past 12 months. Equities were pressured by a broad range of adverse developments in this time, including the spread of the Omicron variant of COVID-19 in November 2021 and Russia’s invasion of Ukraine in February 2022. Tension surrounding Taiwan was an additional headwind later in the period, as was the emergence of an energy crisis in Europe. Most notably, persistently rising inflation prompted the U.S. Federal Reserve and other global central banks to raise interest rates aggressively. The shift to tighter monetary policy, in turn, contributed to slower economic growth and expectations that corporate earnings could weaken in the latter half of the year and into 2023. While nearly every country in the index posted losses, Europe was a notable laggard due to the more immediate impact of the Russia-Ukraine war, together with the related sanctions and supply-chain disruptions.
“Our strategy has been to maintain an emphasis on our disciplined, systematic approach to stock selection.”
The MSCI Value Index, while returning –13.91%, outpaced the –25.77% return of the MSCI Growth Index by almost 12 percentage points. The outperformance was almost entirely due to the strong showing for energy stocks, which have a higher representation in the value index. The surging prices for crude oil and natural gas helped the sector post a robust gain even as the broader market experienced a sizable decline. In addition, value stocks tend to have lower interest-rate sensitivity than their growth counterparts, since their higher current earnings and larger dividend yields translate to shorter-dated average cash flows.
Fund Performance
We’re disappointed with the Fund’s 12-month results given the outperformance for the value style more broadly. At the same time, we recognize that our unique investment strategy means that our portfolio is usually quite different from the index in terms of both its holdings and its sector weightings. This can lead to larger short-term performance divergences than investors might typically expect from an actively managed portfolio.
The effect of these differences was most evident in our sector positioning, where we were hurt by having a substantial underweight in

6	|	DWS CROCI® International Fund

the energy sector. We tilted away from this area on the belief that many companies didn’t offer the type of true “economic value”  we seek, preventing us from fully participating in the sector’s outperformance. An overweight in information technology, which lagged amid the broader underperformance for growth-oriented companies, was an additional headwind. On the other hand, we added modest value through a zero weighting in real estate and an overweight in healthcare.
Stock selection — in other words, the difference in return between the stocks the Fund held and those represented in the index — also played a role in the shortfall. We experienced the largest underperformance in the consumer discretionary sector, where positions in the U.K. homebuilders Persimmon PLC, Barratt Developments PLC, and Taylor Wimpey PLC posted sizable losses. This group has performed well for the Fund over time, but it lagged more recently due to concerns about the potential impact rising long-term interest rates could have on the housing sector. A position in the U.K. retailer Kingfisher PLC, which was hurt by its exposure to the home-improvement market and the Eastern Europe region, further detracted from results.
The financials sector was another area of weakness for the Fund, due largely to the poor returns for the French banks Credit Agricole SA, Societe General SA, and BNP Paribas SA. Bank stocks in general came under pressure from flattening global yield curves, and French banks were particular laggards due to their above-average exposure to Russia.
Our stock picks also underperformed in healthcare, but here the weakness was largely the result of a holding in single stock: UCB SA. Shares of the Belgium-based biotechnology company fell on the news that the U.S. Food and Drug Administration would not approve the company’s psoriasis drug in its current form. Roche Holding AG also underperformed due to the failure of a cancer treatment in trial. On the other hand, the Japanese company Ono Pharmaceutical Co., Ltd. which offered an upbeat outlook for profit growth, finished in positive territory despite the decline in the overall market.
Selection had the largest positive effect in consumer staples. Generally speaking, stocks in the sector benefited from their lower economic sensitivity and defensive characteristics. We added further value through positions in the tobacco companies Imperial Brands PLC and British American Tobacco PLC, both of which registered positive returns. Imperial

DWS CROCI® International Fund	|	7

Brands was helped by its rising market share, while British American Tobacco rose on potentially higher-than-expected revenue from e-cigarettes. Outside of these two sectors, the Norwegian refining company Equinor ASA — which capitalized on the rising spread between its input costs and the price it could charge for its finished products — was a top contributor. The maritime shipping company A.P Moller-Maersk AS also performed well as supply-chain constraints afforded it robust pricing power.
Outlook and Positioning
The outlook for equities remained quite uncertain at the end of the period. The major indexes suffered considerable declines in the first eight months of 2022, but the prospect of slower growth — and by extension, weaker corporate earnings—means that the market may not yet have reached valuations that would indicate a sustainable recovery is at hand. In this uncertain environment, our strategy has been to maintain an emphasis on our disciplined, systematic approach to stock selection, rather than trying to construct a portfolio on the basis of ever-changing day-to-day headlines.
Portfolio Management Team
Di Kumble, CFA, Senior Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2014.
—Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.
—Senior Portfolio Manager, Head of Tax Managed Equities: New York.
—BS, Beijing University; PhD in Chemistry, Princeton University.
John Moody, Portfolio Manager Equity
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—Joined DWS in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.
—Portfolio Analyst/Portfolio Manager: New York.
—BS in Business Management, Fairfield University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The MSCI EAFE Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed markets countries around the world,

8	|	DWS CROCI® International Fund

excluding the US and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.
Consumer discretionary represents industries that produce goods and services that are not necessities in everyday life.

DWS CROCI® International Fund	|	9

Performance SummaryAugust 31, 2022 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–20.71%	–0.61%	3.51%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–25.27%	–1.78%	2.89%
MSCI EAFE Value Index†	–13.91%	–0.29%	3.70%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–20.68%	–0.56%	3.52%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–22.66%	–1.06%	3.26%
MSCI EAFE Value Index†	–13.91%	–0.29%	3.70%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
Unadjusted for Sales Charge	–21.30%	–1.32%	2.74%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–21.30%	–1.32%	2.74%
MSCI EAFE Value Index†	–13.91%	–0.29%	3.70%

Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 8/31/22
No Sales Charges	–20.38%	–0.20%	1.08%
MSCI EAFE Value Index†	–13.91%	–0.29%	0.95%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
No Sales Charges	–20.50%	–0.34%	3.78%
MSCI EAFE Value Index†	–13.91%	–0.29%	3.70%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/22
No Sales Charges	–20.48%	–0.29%	3.84%
MSCI EAFE Value Index†	–13.91%	–0.29%	3.70%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not

10	|	DWS CROCI® International Fund

guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2021 are 1.19%, 1.13%, 1.91%, 0.77%, 0.91% and 0.85% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS CROCI® International Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Prior to February 28, 2014, the fund had a different investment management team that operated with a different investment strategy. Performance would have been different if the investment strategy described above had been in effect.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

DWS CROCI® International Fund	|	11

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on December 1, 2014.
†
The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE)
Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the
U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
8/31/22	$39.77	$39.77	$39.41	$39.72	$39.97	$39.78
8/31/21	$51.98	$51.98	$51.50	$51.92	$52.24	$52.01
Distribution Information as of 8/31/22
Income Dividends, Twelve Months	$1.80	$1.83	$1.42	$2.02	$1.95	$1.98

12	|	DWS CROCI® International Fund

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/22	8/31/21
Common Stocks	99%	97%
Preferred Stocks	1%	3%
Cash Equivalents	0%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	8/31/22	8/31/21
Health Care	20%	17%
Financials	17%	18%
Materials	14%	13%
Information Technology	13%	8%
Consumer Discretionary	11%	12%
Industrials	11%	12%
Consumer Staples	6%	11%
Communication Services	4%	7%
Energy	4%	—
Utilities	—	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	8/31/22	8/31/21
Japan	29%	25%
Switzerland	16%	12%
France	12%	12%
United Kingdom	11%	13%
Australia	9%	9%
Germany	4%	10%
Denmark	2%	3%
Spain	2%	2%
Norway	2%	—
Belgium	2%	1%
Finland	2%	2%
Sweden	2%	2%
Netherlands	2%	5%
Singapore	1%	2%
Other	4%	2%
	100%	100%

DWS CROCI® International Fund	|	13

Ten Largest Equity Holdings at August 31, 2022 (36.8% of Net Assets)	Country	Percent
1Sumitomo Mitsui Financial Group, Inc.	Japan	5.1%
Provider of commercial banking and a variety of financial services
2Roche Holding AG	Switzerland	4.9%
Developer of pharmaceutical and chemical products
3BHP Group Ltd.	Australia	4.6%
Producer of petroleum, minerals and steel products
4Novartis AG	Switzerland	4.6%
Manufacturer of pharmaceutical and nutrition products
5BNP Paribas SA	France	3.6%
Provider of banking services
6Kyocera Corp.	Japan	3.2%
Producer of petroleum, minerals and steel products
7British American Tobacco PLC	United Kingdom	3.0%
Manufactures, markets and sells cigarettes and other tobacco products
8Sekisui House Ltd.	Japan	2.7%
Designs and constructs built-to-order detached houses in Japan and internationally
9Nintendo Co., Ltd.	Japan	2.6%
Developer and manufacturer of home-use video game hardware and software products
10AP Moller - Maersk AS	Denmark	2.5%
Operator of an integrated transport and logistics services worldwide
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

14	|	DWS CROCI® International Fund

Investment Portfolioas of August 31, 2022

	Shares	Value ($)
Common Stocks 98.3%
Australia 8.5%
BHP Group Ltd.	666,288	18,413,043
BlueScope Steel Ltd.	502,007	5,713,134
Sonic Healthcare Ltd.	401,881	9,323,906
(Cost $32,516,601)		33,450,083
Austria 0.8%
OMV AG (Cost $4,627,551)	79,915	3,224,514
Belgium 2.2%
UCB SA (Cost $14,484,514)	124,691	8,770,020
Denmark 2.5%
AP Moller - Maersk AS “B” (Cost $7,309,159)	4,059	9,736,381
Finland 1.9%
Nokia Oyj (Cost $6,237,802)	1,506,995	7,597,887
France 11.5%
Arkema SA	21,874	1,849,115
BNP Paribas SA	306,851	14,281,514
Cie de Saint-Gobain	36,794	1,480,330
Cie Generale des Etablissements Michelin SCA	72,557	1,765,841
Credit Agricole SA	798,052	7,372,512
Kering SA	11,375	5,706,232
Societe Generale SA	227,023	5,023,599
Television Francaise 1	932,226	5,916,648
TotalEnergies SE	43,034	2,184,443
(Cost $54,492,036)		45,580,234
Germany 3.6%
Bayer AG (Registered)	138,505	7,312,708
Brenntag SE	59,981	3,937,404
Infineon Technologies AG	127,822	3,125,843
(Cost $15,481,712)		14,375,955
Ireland 1.4%
CRH PLC	99,872	3,686,597
DCC PLC	32,218	1,858,384
(Cost $5,982,598)		5,544,981
The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	15

	Shares	Value ($)
Italy 1.2%
Intesa Sanpaolo SpA	1,027,670	1,774,514
UniCredit SpA	319,271	3,138,255
(Cost $6,415,362)		4,912,769
Japan 28.6%
ITOCHU Corp.	176,300	4,861,988
Kyocera Corp.	227,600	12,668,489
Mitsubishi UFJ Financial Group, Inc.	791,400	4,095,112
Mitsui & Co., Ltd.	76,300	1,786,730
Murata Manufacturing Co., Ltd.	72,500	3,909,451
Nintendo Co., Ltd.	25,400	10,368,691
Nitto Denko Corp.	62,500	3,860,870
Ono Pharmaceutical Co., Ltd.	382,600	9,136,262
Sekisui House Ltd.	622,200	10,587,582
Shin-Etsu Chemical Co., Ltd.	44,923	5,226,559
Sony Group Corp.	57,200	4,504,158
Sumitomo Metal Mining Co., Ltd.	42,600	1,333,912
Sumitomo Mitsui Financial Group, Inc.	676,926	20,379,345
Takeda Pharmaceutical Co., Ltd.	210,900	5,827,749
Tokyo Electron Ltd.	29,100	9,047,451
Toyota Industries Corp.	97,142	5,423,841
(Cost $129,307,600)		113,018,190
Luxembourg 0.6%
ArcelorMittal SA (Cost $3,377,405)	100,828	2,394,601
Netherlands 1.6%
Randstad NV (Cost $7,039,032)	133,587	6,224,084
Norway 2.2%
Equinor ASA (Cost $7,007,782)	228,402	8,783,331
Singapore 0.9%
Venture Corp., Ltd. (Cost $3,426,596)	265,400	3,471,799
Spain 2.3%
Banco Bilbao Vizcaya Argentaria SA	708,917	3,183,323
Banco Santander SA	2,434,885	5,901,345
(Cost $11,182,587)		9,084,668
Sweden 1.6%
Telefonaktiebolaget LM Ericsson “B” (Cost $8,624,364)	868,453	6,520,715
Switzerland 15.9%
Cie Financiere Richemont SA (Registered)	63,301	7,095,995
Holcim AG	209,707	9,319,150
The accompanying notes are an integral part of the financial statements.

16	|	DWS CROCI® International Fund

	Shares	Value ($)
Kuehne & Nagel International AG (Registered)	16,294	3,763,123
Novartis AG (Registered)	225,017	18,163,747
Roche Holding AG (Genusschein)	59,666	19,221,616
STMicroelectronics NV	158,707	5,547,363
(Cost $71,727,253)		63,110,994
United Kingdom 11.0%
Anglo American PLC	49,650	1,601,945
Barratt Developments PLC	726,104	3,592,677
British American Tobacco PLC	295,677	11,831,498
Ferguson PLC	31,939	3,697,695
Imperial Brands PLC	391,688	8,592,305
Johnson Matthey PLC	41,726	975,246
Kingfisher PLC	1,232,214	3,313,047
Lloyds Banking Group PLC	3,523,579	1,789,839
Persimmon PLC	334,739	5,738,774
Taylor Wimpey PLC	1,836,777	2,308,702
(Cost $46,994,816)		43,441,728
Total Common Stocks (Cost $436,234,770)		389,242,934
Preferred Stocks 0.7%
Germany
Henkel AG & Co. KGaA (Cost $2,496,832)	39,857	2,566,404
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 2.09% (a) (Cost $1,536,679)	1,536,679	1,536,679

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $440,268,281)	99.4	393,346,017
Other Assets and Liabilities, Net	0.6	2,520,824
Net Assets	100.0	395,866,841
The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	17

A summary of the Fund’s transactions with affiliated investments during the year ended August 31, 2022 are as follows:
Value ($) at 8/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 8/31/2022	Value ($) at 8/31/2022
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 2.0% (a) (b)
2,788,170	—	2,788,170 (c)	—	—	170,946	—	—	—
Cash Equivalents 0.4%
DWS Central Cash Management Government Fund, 2.09% (a)
2,520,239	61,868,595	62,852,155	—	—	10,191	—	1,536,679	1,536,679
5,308,409	61,868,595	65,640,325	—	—	181,137	—	1,536,679	1,536,679

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended August 31, 2022.
The accompanying notes are an integral part of the financial statements.

18	|	DWS CROCI® International Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 33,450,083	$—	$ 33,450,083
Austria	—	3,224,514	—	3,224,514
Belgium	—	8,770,020	—	8,770,020
Denmark	—	9,736,381	—	9,736,381
Finland	—	7,597,887	—	7,597,887
France	—	45,580,234	—	45,580,234
Germany	—	14,375,955	—	14,375,955
Ireland	—	5,544,981	—	5,544,981
Italy	—	4,912,769	—	4,912,769
Japan	—	113,018,190	—	113,018,190
Luxembourg	—	2,394,601	—	2,394,601
Netherlands	—	6,224,084	—	6,224,084
Norway	—	8,783,331	—	8,783,331
Singapore	—	3,471,799	—	3,471,799
Spain	—	9,084,668	—	9,084,668
Sweden	—	6,520,715	—	6,520,715
Switzerland	—	63,110,994	—	63,110,994
United Kingdom	—	43,441,728	—	43,441,728
Preferred Stocks	—	2,566,404	—	2,566,404
Short-Term Investments	1,536,679	—	—	1,536,679
Total	$1,536,679	$391,809,338	$—	$393,346,017
The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	19

Statement of Assets and Liabilities
as of August 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $438,731,602)	$ 391,809,338
Investment in DWS Central Cash Management Government Fund (cost $1,536,679)	1,536,679
Cash	8
Foreign currency, at value (cost $118,440)	118,182
Receivable for investments sold	751,477
Receivable for Fund shares sold	14,822
Dividends receivable	373,185
Interest receivable	2,155
Foreign taxes recoverable	1,817,894
Other assets	29,005
Total assets	396,452,745
Liabilities
Payable for Fund shares redeemed	45,203
Accrued management fee	200,391
Accrued Directors' fees	5,376
Other accrued expenses and payables	334,934
Total liabilities	585,904
Net assets, at value	$395,866,841
Net Assets Consist of
Distributable earnings (loss)	(514,579,964)
Paid-in capital	910,446,805
Net assets, at value	$395,866,841
The accompanying notes are an integral part of the financial statements.

20	|	DWS CROCI® International Fund

Statement of Assets and Liabilities as of August 31, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($51,286,871 ÷ 1,289,530 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 39.77
Maximum offering price per share (100 ÷ 94.25 of $39.77)	$ 42.20
Class T
Net Asset Value and redemption price per share ($9,609 ÷ 242 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)**	$ 39.77
Maximum offering price per share (100 ÷ 97.50 of $39.77)	$ 40.79
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($6,560,035 ÷ 166,437 shares of capital stock outstanding,
$.01 par value, 20,000,000 shares authorized)
$ 39.41
Class R6
Net Asset Value, offering and redemption price per share ($1,555,971 ÷ 39,173 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 39.72
Class S
Net Asset Value, offering and redemption price per share ($314,602,110 ÷ 7,871,108 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$ 39.97
Institutional Class
Net Asset Value, offering and redemption price per share ($21,852,245 ÷ 549,261 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 39.78
net assets and/or shares outstanding.
**
Net asset value and redemption price per share may not recalculate due to rounding of
The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	21

Statement of Operations
for the year ended August 31, 2022

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,054,261)	$ 20,972,539
Income distributions — DWS Central Cash Management Government Fund	10,191
Securities lending income, net of borrower rebates	170,946
Total income	21,153,676
Expenses:
Management fee	2,734,750
Administration fee	469,506
Services to shareholders	889,269
Distribution and service fees	248,233
Custodian fee	42,249
Professional fees	96,091
Reports to shareholders	60,331
Registration fees	78,504
Directors' fees and expenses	15,802
Other	45,068
Total expenses	4,679,803
Net investment income	16,473,873
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	808,814
Foreign currency	(318,441)
490,373
Change in net unrealized appreciation (depreciation) on:
Investments	(122,690,362)
Foreign currency	(245,740)
(122,936,102)
Net gain (loss)	(122,445,729)
Net increase (decrease) in net assets resulting from operations	$ (105,971,856)
The accompanying notes are an integral part of the financial statements.

22	|	DWS CROCI® International Fund

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 16,473,873	$ 13,031,560
Net realized gain (loss)	490,373	13,735,928
Change in net unrealized appreciation (depreciation)	(122,936,102)	75,516,145
Net increase (decrease) in net assets resulting from operations	(105,971,856)	102,283,633
Distributions to shareholders:
Class A	(2,337,497)	(997,153)
Class T	(427)	(173)
Class C	(328,295)	(126,984)
Class R6	(48,926)	(22,943)
Class S	(15,626,959)	(7,471,069)
Institutional Class	(1,151,328)	(424,242)
Total distributions	(19,493,432)	(9,042,564)
Fund share transactions:
Proceeds from shares sold	13,607,768	25,761,057
Reinvestment of distributions	18,364,656	8,529,904
Payments for shares redeemed	(56,986,552)	(71,804,456)
Net increase (decrease) in net assets from Fund share transactions	(25,014,128)	(37,513,495)
Increase (decrease) in net assets	(150,479,416)	55,727,574
Net assets at beginning of period	546,346,257	490,618,683
Net assets at end of period	$395,866,841	$546,346,257

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	23

Financial Highlights
DWS CROCI® International Fund — Class A
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$51.98	$43.46	$41.41	$46.96	$47.11
Income (loss) from investment operations:
Net investment income[a]	1.49	1.09	.76	1.13	1.03
Net realized and unrealized gain (loss)	(11.90)	8.15	2.76	(5.30)	(.09)
Total from investment operations	(10.41)	9.24	3.52	(4.17)	.94
Less distributions from:
Net investment income	(1.80)	(.72)	(1.47)	(1.38)	(1.09)
Net asset value, end of period	$39.77	$51.98	$43.46	$41.41	$46.96
Total Return (%)[b]	(20.71)	21.44	8.27[c]	(8.75)	1.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	69	64	70	100
Ratio of expenses before expense reductions (%)	1.19	1.19	1.19	1.17	1.17
Ratio of expenses after expense reductions (%)	1.19	1.19	1.19	1.17	1.17
Ratio of net investment income (%)	3.18	2.25	1.78	2.62	2.13
Portfolio turnover rate (%)	65	61	68	101	53

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

24	|	DWS CROCI® International Fund

DWS CROCI® International Fund — Class T
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$51.98	$43.47	$41.40	$46.98	$47.07
Income (loss) from investment operations:
Net investment income[a]	1.51	1.13	.78	1.17	1.10
Net realized and unrealized gain (loss)	(11.89)	8.13	2.77	(5.35)	(.12)
Total from investment operations	(10.38)	9.26	3.55	(4.18)	.98
Less distributions from:
Net investment income	(1.83)	(.75)	(1.48)	(1.40)	(1.07)
Net asset value, end of period	$39.77	$51.98	$43.47	$41.40	$46.98
Total Return (%)[b]	(20.68)	21.52	8.33	(8.73)	2.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	12	10	9	10
Ratio of expenses (%)	1.14	1.13	1.12	1.14	1.11
Ratio of net investment income (%)	3.22	2.31	1.83	2.70	2.28
Portfolio turnover rate (%)	65	61	68	101	53

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	25

DWS CROCI® International Fund — Class C
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$51.50	$43.06	$41.02	$46.51	$46.61
Income (loss) from investment operations:
Net investment income[a]	1.14	.71	.45	.79	.69
Net realized and unrealized gain (loss)	(11.81)	8.10	2.70	(5.21)	(.10)
Total from investment operations	(10.67)	8.81	3.15	(4.42)	.59
Less distributions from:
Net investment income	(1.42)	(.37)	(1.11)	(1.07)	(.69)
Net asset value, end of period	$39.41	$51.50	$43.06	$41.02	$46.51
Total Return (%)[b]	(21.30)	20.58	7.50	(9.41)	1.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	13	16	23	43
Ratio of expenses (%)	1.92	1.91	1.91	1.89	1.88
Ratio of net investment income (%)	2.43	1.48	1.06	1.83	1.43
Portfolio turnover rate (%)	65	61	68	101	53

[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
The accompanying notes are an integral part of the financial statements.

26	|	DWS CROCI® International Fund

DWS CROCI® International Fund — Class R6
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$51.92	$43.41	$41.35	$46.92	$47.06
Income (loss) from investment operations:
Net investment income[a]	1.76	1.26	.94	1.18	1.41
Net realized and unrealized gain (loss)	(11.94)	8.17	2.78	(5.20)	(.27)
Total from investment operations	(10.18)	9.43	3.72	(4.02)	1.14
Less distributions from:
Net investment income	(2.02)	(.92)	(1.66)	(1.55)	(1.28)
Net asset value, end of period	$39.72	$51.92	$43.41	$41.35	$46.92
Total Return (%)	(20.38)	21.95	8.72	(8.39)	2.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	2	2	5
Ratio of expenses (%)	.77	.77	.77	.78	.76
Ratio of net investment income (%)	3.81	2.61	2.19	2.73	2.93
Portfolio turnover rate (%)	65	61	68	101	53

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	27

DWS CROCI® International Fund — Class S
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$52.24	$43.68	$41.61	$47.20	$47.34
Income (loss) from investment operations:
Net investment income[a]	1.63	1.23	.88	1.23	1.18
Net realized and unrealized gain (loss)	(11.95)	8.19	2.79	(5.32)	(.11)
Total from investment operations	(10.32)	9.42	3.67	(4.09)	1.07
Less distributions from:
Net investment income	(1.95)	(.86)	(1.60)	(1.50)	(1.21)
Net asset value, end of period	$39.97	$52.24	$43.68	$41.61	$47.20
Total Return (%)	(20.50)	21.80	8.56	(8.49)	2.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	315	433	392	424	651
Ratio of expenses (%)	.91	.91	.91	.91	.90
Ratio of net investment income (%)	3.46	2.53	2.05	2.83	2.42
Portfolio turnover rate (%)	65	61	68	101	53

[a]	Based on average shares outstanding during the period.
The accompanying notes are an integral part of the financial statements.

28	|	DWS CROCI® International Fund

DWS CROCI® International Fund — Institutional Class
	Years Ended August 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$52.01	$43.49	$41.40	$46.99	$47.13
Income (loss) from investment operations:
Net investment income[a]	1.66	1.30	.93	1.22	1.22
Net realized and unrealized gain (loss)	(11.91)	8.10	2.76	(5.30)	(.12)
Total from investment operations	(10.25)	9.40	3.69	(4.08)	1.10
Less distributions from:
Net investment income	(1.98)	(.88)	(1.60)	(1.51)	(1.24)
Net asset value, end of period	$39.78	$52.01	$43.49	$41.40	$46.99
Total Return (%)	(20.48)	21.86	8.66[b]	(8.50)	2.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	30	17	34	82
Ratio of expenses before expense reductions (%)	.88	.85	.85	.89	.85
Ratio of expenses after expense reductions (%)	.88	.85	.85	.89	.85
Ratio of net investment income (%)	3.52	2.64	2.16	2.81	2.52
Portfolio turnover rate (%)	65	61	68	101	53

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	29

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
DWS CROCI® International Fund (the “Fund” ) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. The Fund’s Board of Directors approved the termination and liquidation of Class T shares effective September 30, 2022. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain qualifying plans and programs. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

30	|	DWS CROCI® International Fund

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size

DWS CROCI® International Fund	|	31

of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended August 31, 2022, the Fund may invest the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio,

32	|	DWS CROCI® International Fund

an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of August 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of August 31, 2022, the Fund had no securities on loan.
Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At August 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $474,970,000, including short-term losses ($271,028,000) and long-term losses ($203,942,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not

DWS CROCI® International Fund	|	33

distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At August 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income	$ 10,644,398
Capital loss carryforwards	$ (474,970,000)
Net unrealized appreciation (depreciation) on investments	$ (50,052,856)
At August 31, 2022, the aggregate cost of investments for federal income tax purposes was $443,398,873. The net unrealized depreciation for all investments based on tax cost was $50,052,856. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $13,805,511 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $63,858,367.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2022	2021
Distributions from ordinary income	$ 19,493,432	$ 9,042,564
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against

34	|	DWS CROCI® International Fund

the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended August 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $309,514,977 and $334,606,578, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $2.5 billion of the Fund’s average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%
Accordingly, for the year ended August 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.565% of the Fund’s average daily net assets.

DWS CROCI® International Fund	|	35

For the period from September 1, 2021 through September 30, 2022, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.23%
Class T	1.23%
Class C	1.98%
Class R6	.98%
Class S	.98%
Institutional Class	.98%
Effective October 1, 2022 through September 30, 2023, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.24%
Class C	1.99%
Class R6	.99%
Class S	.99%
Institutional Class	.99%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2022, the Administration Fee was $469,506, of which $34,403 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

36	|	DWS CROCI® International Fund

fee it receives from the Fund. For the year ended August 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2022
Class A	$ 65,480	$ 11,000
Class T	27	5
Class C	2,531	437
Class R6	222	40
Class S	338,307	56,341
Institutional Class	984	163
	$ 407,551	$ 67,986
In addition, for the year ended August 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 60,911
Class C	14,731
Class S	279,623
Institutional Class	33,348
$ 388,613
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2022
Class C	$ 76,642	$ 4,486
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

DWS CROCI® International Fund	|	37

accounts the firms service. For the year ended August 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2022	Annual Rate
Class A	$ 146,183	$ 24,609.24%
Class T	17	9.15%
Class C	25,391	3,090.25%
	$ 171,591	$ 27,708
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2022 aggregated $813.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2022, there was no CDSC for Class C Shares. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $2,100, of which $948 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the

38	|	DWS CROCI® International Fund

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2022.
E.
Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	79,135	$ 3,645,883	96,241	$ 4,783,995
Class C	4,216	205,445	6,277	302,362
Class R6	15,126	726,767	997	46,622
Class S	97,634	4,680,909	109,634	5,388,676
Institutional Class	89,541	4,348,764	318,126	15,239,402
		$ 13,607,768		$ 25,761,057
Shares issued to shareholders in reinvestment of distributions
Class A	44,825	$ 2,224,687	20,246	$ 952,378
Class T	9	427	4	173
Class C	6,553	323,905	2,684	125,728
Class R6	990	48,926	490	22,943
Class S	293,839	14,630,265	148,482	7,005,374
Institutional Class	22,940	1,136,446	9,016	423,308
		$ 18,364,656		$ 8,529,904

DWS CROCI® International Fund	|	39

	Year Ended August 31, 2022		Year Ended August 31, 2021
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(163,333)	$ (7,628,126)	(253,188)	$ (12,128,704)
Class C	(95,458)	(4,367,209)	(136,148)	(6,589,153)
Class R6	(1,516)	(67,950)	(20,268)	(860,088)
Class S	(813,001)	(38,665,995)	(928,477)	(45,118,319)
Institutional Class	(136,866)	(6,257,272)	(149,556)	(7,108,192)
		$ (56,986,552)		$ (71,804,456)
Net increase (decrease)
Class A	(39,373)	$ (1,757,556)	(136,701)	$ (6,392,331)
Class T	9	427	4	173
Class C	(84,689)	(3,837,859)	(127,187)	(6,161,063)
Class R6	14,600	707,743	(18,781)	(790,523)
Class S	(421,528)	(19,354,821)	(670,361)	(32,724,269)
Institutional Class	(24,385)	(772,062)	177,586	8,554,518
		$ (25,014,128)		$ (37,513,495)
F.
Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on

40	|	DWS CROCI® International Fund

the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

DWS CROCI® International Fund	|	41

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS CROCI International Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI International Fund (the “Fund” ) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended August 31, 2018 were audited by another independent registered public accounting firm whose report, dated October 25, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits,

42	|	DWS CROCI® International Fund

we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 24, 2022

DWS CROCI® International Fund	|	43

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2022 to August 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000”  line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

44	|	DWS CROCI® International Fund

Expenses and Value of a $1,000 Investment
for the six months ended August 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/22	$834.50	$834.50	$831.30	$836.20	$835.70	$835.70
Expenses Paid per $1,000*	$5.59	$5.41	$8.86	$3.61	$4.30	$4.12
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 3/1/22	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/22	$1,019.11	$1,019.31	$1,015.53	$1,021.27	$1,020.52	$1,020.72
Expenses Paid per $1,000*	$6.16	$5.96	$9.75	$3.97	$4.74	$4.53

*
Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS CROCI® International Fund	1.21%	1.17%	1.92%	.78%	.93%	.89%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS CROCI® International Fund	|	45

Tax Information (Unaudited)
The Fund paid foreign taxes of $1,411,885 and earned $15,960,522 of foreign source income during the year ended August 31, 2022. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.14 per share as foreign taxes paid and $1.61 per share as income earned from foreign sources for the year ended August 31, 2022.
For federal income tax purposes, the Fund designates approximately $25,300,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

46	|	DWS CROCI® International Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS CROCI® International Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s

DWS CROCI® International Fund	|	47

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 1st quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds

48	|	DWS CROCI® International Fund

(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall

DWS CROCI® International Fund	|	49

profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

50	|	DWS CROCI® International Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston
Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—

DWS CROCI® International Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999
Retired; formerly, Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996–1998); Executive Vice
President and Head of International Banking
(1995–1996); Not-for-Profit Directorships:
Window to the World Communications
(public media); Life Director of Harris Theater
for Music and Dance (Chicago); Life Director
of Hubbard Street Dance Chicago; Former
Directorships: Director and Chairman of the
Board, Healthways, Inc.[2] (population
wellbeing and wellness services)
(2003–2014); Stockwell Capital Investments
PLC (private equity); Enron Corporation; FNB
Corporation; Tokheim Corporation; First Oak
Brook Bancshares, Inc.; Oak Brook Bank;
Portland General Electric[2] (utility company
(2003–2021); and Prisma Energy
International; Former Not-for-Profit
Directorships: Public Radio International;
Palm Beach Civic Assn.
		70	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Advisory Board and former Executive Fellow,
Hoffman Center for Business Ethics, Bentley
University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of
Corporate Affairs and General Counsel,
Filene’s (retail) (1978–1988); Directorships:
Trustee and former Chairman of the Board,
Southwest Florida Community Foundation
(charitable organization); Former
Directorships: ICI Mutual Insurance Company
(2007–2015); Sun Capital Advisers Trust
(mutual funds) (2007–2012), Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance,
executive committees)
		70	—

52	|	DWS CROCI® International Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); formerly: Director, The
Wharton Financial Institutions Center
(1994–2020); Vice Dean and Director,
Wharton Undergraduate Division (1995–2000)
and Director, The Lauder Institute of
International Management Studies
(2000–2006); Member FDIC Systemic Risk
Advisory Committee since 2011, member
Systemic Risk Council since 2012 and
member of the Advisory Board at the Yale
Program on Financial Stability since 2013;
Former Directorships: Co-Chair of the
Shadow Financial Regulatory Committee
(2003–2015), Executive Director of The
Financial Economists Roundtable
(2008–2015), Director of The Thai Capital Fund
(2007–2013), Director of The Aberdeen
Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007-2021) and
Nonexecutive Director of Barclays Bank
DE (2010–2018)
		70	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director - Great Elm Capital Corp. (business development company) (since 2022)

DWS CROCI® International Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995
Director, The Bridgespan Group (nonprofit
organization) (since October 2020); formerly:
Executive Vice President, The Glenmede Trust
Company (investment trust and wealth
management) (1983–2004); Board Member,
Investor Education (charitable organization)
(2004–2005); Former Directorships: Trustee,
Executive Committee, Philadelphia Chamber
of Commerce (2001–2007); Director, Viasys
Health Care[2] (January 2007–June 2007);
Trustee, Thomas Jefferson Foundation
(charitable organization) (1994–2012);
President, Chief Executive Officer and
Director (1994–2020) and Senior Advisor
(2020-2021), The Pew Charitable Trusts
(charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips
in 2021) (healthcare) (2009–2021); Director,
Becton Dickinson and Company[2] (medical
technology company) (2012-2022)
		70	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21[4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—

54	|	DWS CROCI® International Fund

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Fund Administration (Head since 2017), DWS; Secretary,
DWS USA Corporation (2018–present); Assistant Secretary,
DWS Distributors, Inc. (2018–present); Director and Vice
President, DWS Service Company (2018–present); Assistant
Secretary, DWS Investment Management Americas, Inc.
(2018–present); Director and President, DB Investment
Managers, Inc. (2018–present); President and Chief
Executive Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017–present); formerly: Vice President for the
Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020);
Directorships: Interested Director, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual
Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal
Officer, DWS Investment Management Americas, Inc.
(2015–present); Director and Vice President, DWS Trust
Company (2016–present); Secretary, DBX ETF Trust
(2020–present); Vice President, DBX Advisors LLC
(2021–present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. 2011–present); formerly: Secretary,
Deutsche Investment Management Americas Inc.
(2015–2017); and Assistant Secretary, DBX ETF
Trust (2019–2020)

Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Treasurer, Chief Financial Officer and Controller, DBX
ETF Trust (2019–present); Treasurer and Chief Financial
Officer, The European Equity Fund, Inc., The New Germany
Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2018–present); formerly: Assistant Treasurer for the DWS
funds (2007–2018)

Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer’s Office (Co-Head since 2018),
DWS; Director and Vice President, DWS Trust Company
(2018–present); Assistant Treasurer, DBX ETF Trust
(2019–present); Assistant Treasurer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead),
DWS; Chief Compliance Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and
Eastern Europe Fund, Inc. (2016–present)

DWS CROCI® International Fund	|	55

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX
ETF Trust (2020–present); Chief Legal Officer, DBX Advisors
LLC (2020–present); Chief Legal Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012–present);
formerly: Secretary, Deutsche AM Distributors, Inc.
(2002–2017); Secretary, Deutsche AM Service Company
(2010–2017); and Chief Legal Officer, DBX Strategic Advisors
LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021
Senior Team Lead Anti-Financial Crime and Compliance,
DWS; AML Officer, DWS Trust Company (since November 2,
2021); AML Officer, DBX ETF Trust (since October 21, 2021);
AML Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (since November 12, 2021); formerly: DWS UK &
Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset
Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS
Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional
Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust,
Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche
DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust,
Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash
Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.

[4]
Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board
Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of
various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”  of the Advisor within the meaning of the
1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

56	|	DWS CROCI® International Fund

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.
Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS CROCI® International Fund	|	57

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor”  ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUITX	SUICX	SCINX	SUIIX
CUSIP Number	25156G 673	25156G 434	25156G 699	25156G 715	25156G 731
Fund Number	468	1768	768	2068	1468

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SUIRX
CUSIP Number	25156G 582
Fund Number	1668

58	|	DWS CROCI® International Fund

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DCIF-2
(R-023991-12 10/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CROCI International Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$58,361	$0	$8,989	$0
2021	$61,433	$0	$8,989	$37,033

The above “Tax Fees” were billed for professional services rendered for tax preparation. “All Other Fees Billed to the Fund” were billed in connection with foreign withholdings tax reclaim filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$32,448	$0
2021	$0	$487,049	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$8,989	$32,448	$0	$41,437
2021	$46,022	$487,049	$0	$533,071

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS CROCI® International Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/28/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/28/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/28/2022